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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 1996



  Commission File Number: 0-24780          Commission File Number: 33-73002-01


           PROTECTION ONE, INC.         PROTECTION ONE ALARM MONITORING, INC.
           6011 Bristol Parkway                 6011 Bristol Parkway
       Culver City, California 90230        Culver City, California 90230
       (Exact name of registrant as          (Exact name of registrant as
        specified in its charter)             specified in its charter)

                 Delaware                              Delaware
      (State or other jurisdiction           (State or other jurisdiction
    of incorporation or organization)      of incorporation or organization)

                93-1063818                            93-1064579
  (I.R.S. employer identification no.)  (I.R.S. employer identification no.)

           6011 Bristol Parkway                  6011 Bristol Parkway
       Culver City, California 90230        Culver City, California 90230
      (Address of principal executive      (Address of principal executive
        offices, including zip code)         offices, including zip code)

              (310) 338-6930                       (310) 338-6930
      (Registrant's telephone number,      (Registrant's telephone number,
           including area code)                 including area code)

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Item 5.         Other Events.

                On May 24, 1996, the Registrants released a press release concerning the entering into by Protection One Alarm Monitoring, Inc. of an agreement to purchase the stock of Metrol Security Systems, Inc. A copy of such press release is filed as an exhibit to this report, and the text of such press release is incorporated herein by this reference.




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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PROTECTION ONE, INC.
                                        PROTECTION ONE ALARM MONITORING, INC.




May 24, 1996                            By: /s/ JAMES M. MACKENZIE, JR.
                                            ---------------------------------
                                            James M. Mackenzie, Jr.
                                            President




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                                 EXHIBIT INDEX


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

Exhibit No.              Description of Exhibit
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
  99.1               Press release dated May 23, 1996



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